Exhibit 99.1
NEWS RELEASE

FOR IMMEDIATE RELEASE

Contact:	Paul V. Cusick, Jr.
pcusick@century-bank.com

Phone:	781-393-4601

Fax:	781-393-4071
CENTURY BANCORP, INC. REPORTS THIRD QUARTER RESULTS AND
DECLARES QUARTERLY DIVIDEND
Medford, MA, October 10, 2006—Century Bancorp, Inc. (NASDAQ:CNBKA) (www.century-bank.com) (“the Company”) today announced net income of $1,197,000, or $0.22 per share diluted, for the third quarter ended September 30, 2006, compared to net income of $1,532,000, or $0.28 per share diluted, for the third quarter of 2005. Included in income for the current quarter is approximately $354,000 of Federal Home Loan Bank (FHLB) stock dividend income. This dividend is for the second and third quarter of 2006 because the FHLB did not declare a dividend in the second quarter. For the first nine months of 2006, net income totaled $3,600,000, or $0.65 per share diluted, compared to net income of $5,609,000, or $1.01 per share diluted, for the same period a year ago. Included in income for 2006 is the previously announced pre-tax gain of $600,000 from the sale of its rights to future royalty payments for a portion of its Merchant Credit Card customer base.
Net interest income totaled $27,775,000 for the first nine months ended September 30, 2006, versus $30,678,000 for the same period in 2005. The 9.5% decrease in net interest income for the period is mainly due to a decrease of twenty basis points in the net interest margin as well as a $30,124,000 or 1.9% decrease in average earnings assets.
At September 30, 2006, total equity was $107.3 million compared to $103.2 million at December 31, 2005. Century’s leverage ratio stood at 8.78% on September 30, 2006, compared to 8.63% for the same period a year ago. Book value as of September 30, 2006 was $19.37 per share compared to $18.90 for the same period last year.
-more-

Century’s allowance for loan losses was $9.8 million or 1.36% of loans outstanding at the end of the third quarter, compared to $9.6 million, or 1.28% of loans outstanding at end of the previous quarter and $9.3 million or 1.35% at December 31, 2005. Non-performing assets totaled $0.3 million at September 30, 2006, compared to $0.3 million at the end of the previous quarter and $1.3 million at September 30, 2005.
Century’s Board of Directors voted a regular quarterly dividend of 12.00 cents ($0.12) per share on Century Class A common stock, and 6.00 cents ($0.06) per share on Century Class B common stock. The dividends were declared payable November 15, 2006 to stockholders of record on November 1, 2006.
Century Bancorp, Inc., through its subsidiary bank, Century Bank and Trust Company, a state chartered full service commercial bank, operating twenty-two full-service branches in the Greater Boston area, offers a full range of Business, Personal and Institutional Services.
Century Bank and Trust Company is a member of the FDIC and is an Equal Housing Lender.
This press release contains certain “forward-looking statements” with respect to the financial condition, results of operations and business of the Company. Actual results may differ from those contemplated by these statements. The Company wishes to caution readers not to place undue reliance on any forward-looking statements. The Company disclaims any intent obligation to update publicly any such forward-looking statements, whether in response to new information, future events or otherwise.

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Condition (unaudited)
(000’s)

	September 30,	December 31,
Assets	2006	2005
Cash and Due From Banks	$54,151	$47,626
Federal Funds Sold and Interest-bearing Deposits In Other Banks	42,209	105,053

Securities Available-For-Sale (AFS)	460,264	532,982

Securities Held-to-Maturity	270,306	286,578

Loans:
Commercial & Industrial	107,094	94,139
Construction & Land Development	58,973	58,846
Commercial Real Estate	308,412	302,279
Residential Real Estate	163,500	146,355
Consumer and Other	14,188	11,316
Home Equity	69,397	76,710

Total Loans	721,564	689,645
Less: Allowance for Loan Losses	9,784	9,340

Net Loans	711,780	680,305

Bank Premises and Equipment	23,370	25,228
Accrued Interest Receivable	7,268	7,127
Goodwill	2,714	2,714
Core Deposit Intangible	2,156	2,447
Other Assets	42,312	38,709

Total Assets	$1,616,530	$1,728,769

Liabilities
Demand Deposits	$274,967	$296,696

Interest Bearing Deposits:
Savings and NOW Deposits	277,218	239,326
Money Market Accounts	343,154	279,245
Time Deposits	380,588	401,773

Total Interest Bearing	1,000,960	920,344

Total Deposits	1,275,927	1,217,040

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	63,930	50,010
Other Borrowed Funds	114,280	304,722

Total Borrowed Funds	178,210	354,732

Other Liabilities	19,003	17,713
Subordinated Debentures	36,083	36,083

Total Liabilities	1,509,223	1,625,568

Total Stockholders’ Equity	107,307	103,201

Total Liabilities & Stockholders’ Equity	$1,616,530	$1,728,769

Century Bancorp, Inc. and Subsidiaries
Consolidated Comparative Statements of Income (unaudited)
For the Quarter and Year-to-date ending
September 30, 2006 and 2005 (000’s)

	Quarter		Year-to-date
	2006	2005	2006	2005

Interest Income:
Loans	$13,290	$10,616	$38,137	$29,900
Securities Held-to-Maturity	2,497	2,773	7,665	8,957
Securities Available-for-Sale	4,390	4,895	13,214	14,829
Federal Funds Sold and Interest-bearing Deposits In Other Banks	364	5	445	337

Total Interest Income	20,541	18,289	59,461	54,023

Interest Expense:
Savings and NOW Deposits	1,344	1,015	3,426	2,663
Money Market Accounts	2,711	1,886	6,850	5,366
Time Deposits	4,157	2,174	11,069	6,169
Securities Sold Under Agreements to Repurchase	795	225	1,995	455
Other Borrowed Funds and Subordinated Debentures	2,163	3,215	8,346	8,692

Total Interest Expense	11,170	8,515	31,686	23,345

Net Interest Income	9,371	9,774	27,775	30,678

Provision For Loan Losses	225	150	600	450

Net Interest Income After Provision for Loan Losses	9,146	9,624	27,175	30,228

Other Operating Income
Service Charges on Deposit Accounts	1,747	1,481	4,965	4,446
Lockbox Fees	658	644	2,095	2,139
Brokerage Commissions	42	106	120	398
Net (Losses) Gains on Sales of Securities	0	0	0	0
Other Income	282	471	1,449	1,303

Total Other Operating Income	2,729	2,702	8,629	8,286

Operating Expenses
Salaries	4,477	4,707	13,745	13,925
Employee Benefits	1,366	1,357	4,347	4,193
Occupancy	1,020	874	2,986	2,803
Equipment	785	733	2,305	2,229
Other	2,408	2,396	6,963	7,067

Total Operating Expenses	10,056	10,067	30,346	30,217

Income Before Income Taxes	1,819	2,259	5,458	8,297

Income Tax Expense Provision for Income Taxes	622	727	1,858	2,688

Total Income Tax Expense	622	727	1,858	2,688

Net Income	$1,197	$1,532	$3,600	$5,609

Century Bancorp, Inc. and Subsidiaries
Consolidated Year-to-Date Average Comparative Statements of Condition (unaudited)
September 30, 2006 and 2005 (000’s)

	September 30,	September 30,
Assets	2006	2005
Cash and Due From Banks	$58,390	$53,522
Federal Funds Sold and Interest-Bearing Deposits in Other Banks	11,662	20,364

Securities Available-For-Sale (AFS)	511,909	588,077
Securities Held-to-Maturity	278,497	318,871

Total Loans	722,978	627,858
Less: Allowance for Loan Losses	9,527	9,289

Net Loans	713,451	618,569

Bank Premises and Equipment	24,318	26,414
Accrued Interest Receivable	7,573	7,539
Goodwill	2,714	2,714
Core Deposit Intangible	2,308	2,693
Other Assets	27,139	25,427

Total Assets	$1,637,961	$1,664,190

Liabilities
Demand Deposits	$283,089	$282,653

Interest Bearing Deposits:
Savings and NOW Deposits	288,970	326,621
Money Market Accounts	323,155	385,003
Time Deposits	342,385	261,852

Total Interest Bearing	954,510	973,476

Total Deposits	1,237,599	1,256,129

Borrowed Funds:
Securities Sold Under Agreements to Repurchase	70,004	36,441
Other Borrowed Funds	170,452	213,280

Total Borrowed Funds	240,456	249,721

Other Liabilities	19,372	16,408
Subordinated Debentures	36,083	37,060

Total Liabilities	1,533,510	1,559,318

Total Stockholders’ Equity	104,451	104,872

Total Liabilities & Stockholders’ Equity	$1,637,961	$1,664,190

Total Average Earning Assets — QTD	$1,517,605	$1,532,128

Total Average Earning Assets — YTD	$1,525,046	$1,555,170

Century Bancorp, Inc. and Subsidiaries
Consolidated Selected Key Financial Information (unaudited)
September 30, 2006 and 2005
(dollars in thousands, except share data)

	September 30,	September 30,
	2006	2005

Performance Measures:

Earnings per average share, basic, quarter	$0.22	$0.28
Earnings per average share, diluted, quarter	$0.22	$0.28
Earnings per average share, basic , year-to-date	$0.65	$1.01
Earnings per average share, diluted, year-to-date	$0.65	$1.01
Return on average assets, year-to-date	0.29%	0.45%
Return on average stockholders’ equity, year-to-date	4.61%	7.15%
Net interest margin (taxable equivalent), quarter	2.48%	2.55%
Net interest margin (taxable equivalent), year-to-date	2.43%	2.63%
Efficiency ratio, year-to-date	83.3%	77.6%
Book value per share	$19.37	$18.90
Tangible book value per share	$18.49	$17.95
Tangible capital / tangible assets	6.36%	6.13%

Common Share Data:
Average shares outstanding, basic, quarter	5,541,088	5,535,388
Average shares outstanding, basic, year-to-date	5,540,902	5,535,121
Average shares outstanding, diluted, quarter	5,548,842	5,553,751
Average shares outstanding, diluted, year-to-date	5,550,697	5,552,974

Shares outstanding Class A	3,498,638	3,435,802
Shares outstanding Class B	2,042,450	2,099,640

Total shares outstanding at period end	5,541,088	5,535,442

Assets Quality and Other Data:

Allowance for loan losses / loans	1.36%	1.44%
Nonaccrual loans	$296	$1,264
Nonperforming assets	$296	$1,264
Loans 90 days past due and still accruing	$79	$5
Net charge-offs (recoveries)	$156	($41)

Leverage ratio	8.78%	8.63%
Tier 1 risk weighted capital ratio	16.01%	16.12%
Total risk weighted capital ratio	17.10%	17.20%
Total risk weighted assets	$897,313	$879,024